UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21726

360 Funds

(Exact name of registrant as specified in charter)

4300 Shawnee Mission Parkway, Suite 100 Fairway, KS	66205
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange St.

Wilmington, DE 19801

(Name and address of agent for service)

With Copies To:

Bo J. Howell

FinTech Law, LLC

6224 Turpin Hills Dr.

Cincinnati, Ohio 45244

Registrant’s telephone number, including area code: 877-244-6235

Date of fiscal year end: 11/30/2024

Date of reporting period: 11/30/2024

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual report to Shareholders of the M3Sixty Income and Opportunity Fund, a series of the 360 Funds (the “registrant”), for the year ended November 30, 2024 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30e-1), as amended, is filed herewith.

M3Sixty Income and Opportunity Fund	ANNUAL REPORT

Class A (HROAX)

November 30, 2024

This annual report to shareholders contains important information of the M3Sixty Income and Opportunity Fund (the “Fund”) (formerly, the FinTrust Income and Opportunity Fund) for the year ended November 30, 2024. You can find the Fund’s prospectus, financial information on Form N-CSR, holdings, proxy voting information and other information at www.m3sixtycapital.com. You can also request this information without charge by contacting the Fund at (877) 244-6235. This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class shares	$269	2.41%

How has the Fund performed since inception?

Cumulative Performance of a Hypothetical $10,000 Investment as-of November 30, 2024

Average Annual Total Returns
	1 Year	5 Years	10 Years
Class A shares without sales charge	23.18%	6.47%	6.32%
Class A shares with sales charge	16.41%	5.27%	5.64%
S&P 500® Total Return Index	33.89%	15.75%	16.19%

The above graph depicts the performance of the Fund versus the S&P 500® Total Return Index. The S&P 500® Total Return Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. Index returns do not include expenses, which are deducted from Fund returns. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling (877) 244-6235.

M3Sixty Income and Opportunity Fund	ANNUAL REPORT

Class A (HROAX)

November 30, 2024

How did the Fund perform last year?

For the year ending November 30, 2024, the Class A shares before sales charges gained 23.18%. For comparison, the S&P 500® Total Return Index gained 33.89% during the same period. Our constructive investment outlook during this period focused on large-capitalization growth stocks as well as small-capitalization companies, international stocks, and cyclical companies. To capitalize on the market rally, we reduced the use of overwriting option premiums and short selling. This strategic posture enabled the Fund to achieve competitive performance relative to its category as the market experienced strong returns.

What factors influenced performance during the past year?

The largest contributors and detractors to Fund performance during the year on a sector and security basis were as follows:

Sector Contributors		Sector Detractors
Information Technology	7.41%	Materials	(0.02%)
Consumer Discretionary	6.22%	Consumer Staples	(0.02%)
Communication Services	5.27%

Security Contributors		Security Detractors
Nvidia Corp.	8.69%	Super Micro Computer, Inc.	(3.53%)
Sea Ltd. - ADR	1.99%	Baida, Inc. - ADR	(1.00%)
Tesla, Inc.	1.71%

Positioning

The Fund will invest primarily in domestic equity securities of companies that, in the portfolio manager’s opinion, demonstrate above-average intellectual property portfolios, strong earnings, and dividend growth compared to their sector peers. These investments are typically members of the S&P 1500 Composite. The Fund also engages in short selling and investing in the securities of other investment companies, including exchange-traded funds. Additionally, the Fund will seek to generate income through dividends and options strategies, such as premium income from option sales, alongside total return objectives.

What are some Fund statistics?

Fund Statistics
Total Net Assets	$19,834,760	Investment Advisory Fees Paid to
		FinTrust Capital Advisors, LLC	$90,847
Number of Portfolio Holdings	36	Investment Advisory Fees Paid to
		M3Sixty Capital, LLC	37,326
		Portfolio Turnover Rate	487.35%

What did the Fund invest in?

Sector Allocation (as a % of Portfolio)
Communications	22.33%	Commodity Funds	6.44%
Technology	18.72%	Cash & Cash Equivalents	5.08%
Consumer, Non-cyclical	10.28%	Alternative Funds	5.01%
Financial	8.41%	Government	4.98%
Consumer, Cyclical	7.86%	Industrial	2.24%
Equity Funds	7.21%	Energy	1.44%

Top Ten Holdings (as a % of Net Assets)
Federated Hermes Government Obligations Fund	5.15%	NVIDIA Corp.	4.18%
U.S. Treasury Note, 4.75%, 07/31/2025	5.05%	Fidelity Wise Origin Bitcoin Fund	4.17%
Meta Platforms, Inc. – Class A	4.92%	ProShares UltraPro Short QQQ	3.94%
DocuSign, Inc.	4.36%	SPDR Gold Shares	3.71%
Amazon.com, Inc.	4.19%	ProShares Short S&P500	3.38%

M3Sixty Income and Opportunity Fund	ANNUAL REPORT

Class A (HROAX)

November 30, 2024

Material Fund Changes

At a Special Meeting of the Board of Trustees (the “Board”) held on July 31, 2024 (the “Special Meeting”), the Board was notified that another investment adviser was acquiring FinTrust Capital Advisors, LLC (the “Former Adviser”) and the transaction’s closing date was on August 31, 2024 (the “Closing Date”). Upon closing, the Investment Advisory Agreement between the Fund and the Former Adviser terminated because of a change in control of the Former Adviser that resulted in the assignment of the Advisory Agreement under federal securities laws. The Former Adviser recommended that M3Sixty Capital, LLC (the “Adviser”) take over management of the Fund under a new investment advisory agreement, effective on the Closing Date, or that the Fund be liquidated on that date. The Board considered the Fund’s options and voted unanimously to approve a New Investment Advisory Agreement (the “New Agreement”) with the Adviser, subject to shareholder approval. At a special meeting of shareholders held on August 30, 2024, shareholders voted to approve the Adviser to serve as investment adviser to the Fund.

Change in and Disagreements with Accountants

There were no changes in or disagreements with Accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures during the year ended November 30, 2024.

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.m3sixtycapital.com. You can also request this information by contacting us at (877) 244-6235.

Householding

To reduce the Fund’s expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact the Fund at (877) 244-6235 or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Fund.

M3Sixty Income and Opportunity Fund	ANNUAL REPORT
Institutional Class (HIOIX)
November 30, 2024

This annual report to shareholders contains important information of the M3Sixty Income and Opportunity Fund (the “Fund”) (formerly, the FinTrust Income and Opportunity Fund) for the year ended November 30, 2024. You can find the Fund’s prospectus, financial information on Form N-CSR, holdings, proxy voting information and other information at www.m3sixtycapital.com. You can also request this information without charge by contacting the Fund at (877) 244-6235. This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class shares	$241	2.16%

How has the Fund performed since inception?

Cumulative Performance of a Hypothetical $10,000 Investment as-of November 30, 2024

Average Annual Total Returns
	1 Year	5 Years	10 Years
Institutional Class shares	23.42%	6.74%	6.58%
S&P 500® Total Return Index	33.89%	15.75%	16.19%

The above graph depicts the performance of the Fund versus the S&P 500® Total Return Index. The S&P 500® Total Return Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. Index returns do not include expenses, which are deducted from Fund returns. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling (877) 244-6235.

M3Sixty Income and Opportunity Fund	ANNUAL REPORT
Institutional Class (HIOIX)
November 30, 2024 (continued)

How did the Fund perform last year?

For the year ending November 30, 2024, the Institutional Class of the Fund gained 23.42%. For comparison, the S&P 500® Total Return Index gained 33.89% during the same period. Our constructive investment outlook during this period focused on large-capitalization growth stocks as well as small-capitalization companies, international stocks, and cyclical companies. To capitalize on the market rally, we reduced the use of overwriting option premiums and short selling. This strategic posture enabled the Fund to achieve competitive performance relative to its category as the market experienced strong returns.

What factors influenced performance during the past year?

The largest contributors and detractors to Fund performance during the year on a sector and security basis were as follows:

Sector Contributors		Sector Detractors
Information Technology	7.41%	Materials	(0.02%)
Consumer Discretionary	6.22%	Consumer Staples	(0.02%)
Communication Services	5.27%

Security Contributors		Security Detractors
Nvidia Corp.	8.69%	Super Micro Computer, Inc.	(3.53%)
Sea Ltd. - ADR	1.99%	Baida, Inc. - ADR	(1.00%)
Tesla, Inc.	1.71%

Positioning

The Fund will invest primarily in domestic equity securities of companies that, in the portfolio manager’s opinion, demonstrate above-average intellectual property portfolios, strong earnings, and dividend growth compared to their sector peers. These investments are typically members of the S&P 1500 Composite. The Fund also engages in short selling and investing in the securities of other investment companies, including exchange-traded funds. Additionally, the Fund will seek to generate income through dividends and options strategies, such as premium income from option sales, alongside total return objectives.

What are some Fund statistics?

Fund Statistics
Total Net Assets	$19,834,760	Investment Advisory Fees Paid to
		FinTrust Capital Advisors, LLC	$90,847
Number of Portfolio Holdings	36	Investment Advisory Fees Paid to
		M3Sixty Capital, LLC	37,326
		Portfolio Turnover Rate	487.35%

What did the Fund invest in?

Sector Allocation (as a % of Portfolio)
Communications	22.33%	Commodity Funds	6.44%
Technology	18.72%	Cash and Cash Equivalents	5.08%
Consumer, Non-cyclical	10.28%	Alternative Funds	5.01%
Financial	8.41%	Government	4.98%
Consumer, Cyclical	7.86%	Industrial	2.24%
Equity Funds	7.21%	Energy	1.44%

Top Ten Holdings (as a % of Net Assets)
Federated Hermes Government Obligations Fund	5.15%	NVIDIA Corp.	4.18%
U.S. Treasury Note, 4.75%, 07/31/2025	5.05%	Fidelity Wise Origin Bitcoin Fund	4.17%
Meta Platforms, Inc. – Class A	4.92%	ProShares UltraPro Short QQQ	3.94%
DocuSign, Inc.	4.36%	SPDR Gold Shares	3.71%
Amazon.com, Inc.	4.19%	ProShares Short S&P500	3.38%

M3Sixty Income and Opportunity Fund	ANNUAL REPORT
Institutional Class (HIOIX)
November 30, 2024 (continued)

Material Fund Changes

At a Special Meeting of the Board of Trustees (the "Board") held on July 31, 2024 (the “Special Meeting”), the Board was notified that another investment adviser was acquiring FinTrust Capital Advisors, LLC (the "Former Adviser") and the transaction’s closing date was on August 31, 2024 (the “Closing Date”). Upon closing, the Investment Advisory Agreement between the Fund and the Former Adviser terminated because of a change in control of the Former Adviser that resulted in the assignment of the Advisory Agreement under federal securities laws. The Former Adviser recommended that M3Sixty Capital, LLC (the “Adviser") take over management of the Fund under a new investment advisory agreement, effective on the Closing Date, or that the Fund be liquidated on that date. The Board considered the Fund’s options and voted unanimously to approve a New Investment Advisory Agreement (the “New Agreement”) with the Adviser, subject to shareholder approval. At a special meeting of shareholders held on August 30, 2024, shareholders voted to approve the Adviser to serve as investment adviser to the Fund.

Change in and Disagreements with Accountants

There were no changes in or disagreements with Accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures during the year ended November 30, 2024.

Availability of Additional Information

You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.m3sixtycapital.com. You can also request this information by contacting us at (877) 244-6235.

Householding

To reduce the Fund’s expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact the Fund at (877) 244-6235 or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Fund.

ITEM 2.	CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(d)	The registrant’s Code of Ethics is filed herewith.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that Tom Wirtshafter serves on its audit committee as the “audit committee financial expert” as defined in Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $11,000 with respect to the registrant’s fiscal year ended November 30, 2024 and $10,000 with respect to the registrant’s fiscal year ended November 30, 2023 for the M3Sixty Income and Opportunity Fund. The November 30, 2024 and November 30, 2023 audit fees were paid to Tait Weller & Baker, LLP.

(b)	Audit-Related Fees. There were no fees billed during the fiscal year for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $2,000 with respect to the registrant’s fiscal year ended November 30, 2024 and $4,000 with respect to the registrant’s fiscal year ended November 30, 2023 for the M3Sixty Income and Opportunity Fund. As it pertains to the November 30, 2023 tax fees, $1,500 of the fees were paid to Tait Weller & Baker, LLP and the services comprising these fees are the preparation of the registrant’s 2023 federal income and excise tax returns; and, $2,500 of the fees were paid to BBD, LLC and were to allow Tait Weller & Baker, LLP to review prior year tax returns and workpapers that were prepared by BBD, LLP. November 30, 2024 tax fees were paid to Tait Weller & Baker, LLP and the services comprising these fees were the preparation of the registrant’s 2024 federal income and excise tax returns.

(d)

All Other Fees. The aggregate fees billed in last fiscal year for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended November 30, 2024 and $0 for the fiscal year ended November 30, 2024 for the M3Sixty Income and Opportunity Fund.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)

Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the for the fiscal year ended November 30, 2024 and the fiscal year ended November 30, 2023 for the M3Sixty Income and Opportunity Fund, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	There were no non-audit services rendered to the registrant’s investment adviser.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULES OF INVESTMENTS

Included in the Annual Financial Statements and Other Information filed under Item 7 of this form.

ITEM 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies:

M3Sixty Income and Opportunity Fund

(Formerly, FinTrust Income and Opportunity Fund)

Class A Shares (Ticker Symbol: HROAX)

Institutional Class Shares (Ticker Symbol: HIOIX)

A Series of the

360 Funds

ANNUAL FINANCIAL STATEMENTS AND OTHER INFORMATION

November 30, 2024

Investment Adviser:

M3Sixty Capital, LLC

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

IMPORTANT NOTE: The Securities and Exchange Commission (the “SEC”) adopted rule and form amendments which have resulted in changes to the design and delivery of annual and semi-annual reports (the “Reports”). The Reports are now streamlined to highlight key information about the Funds. Certain information previously included in the Reports, including the Funds’ financial statements, will no longer appear in the Reports, but will be available online within the Annual and Semi-Annual Financial Statements and Other Information, delivered free of charge, and filed with the SEC.

M3SIXTY INCOME AND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
November 30, 2024	ANNUAL REPORT

COMMON STOCK - 69.67%	Shares	Value

Agriculture - 2.68%
Philip Morris International, Inc.	4,000	$532,240

Airlines - 2.93%
American Airlines Group, Inc. (a)	40,000	580,800

Commercial Services - 5.17%
Equifax, Inc.	1,600	418,496
PayPal Holdings, Inc. (a)	7,000	607,390
		1,025,886
Computers - 0.88%
Kyndryl Holdings, Inc. (a)	5,000	173,550

Diversified Financial Services - 4.24%
Brightsphere Investment Group, Inc.	15,000	467,700
Charles Schwab Corp.	4,500	372,420
		840,120
Energy - Alternate Sources - 1.46%
Alto Ingredients, Inc. (a)	200,000	290,000

Entertainment 1.95%
Flutter Entertainment PLC (a)	1,400	386,848

Fabricate & Hardware 2.27%
Xometry Inc. - Class A (a)	14,500	450,225

Healthcare - Products - 2.57%
Sensus Healthcare, Inc. (a)	60,000	510,600

Housewares 3.09%
Newell Brands, Inc.	64,000	613,760

Insurance - 1.66%
Hanover Insurance Group, Inc.	2,000	330,020

M3SIXTY INCOME AND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
November 30, 2024	ANNUAL REPORT

COMMON STOCK - 69.67% (continued)	Shares	Value

Internet - 16.36%
Amazon.com, Inc. (a)	4,000	$831,560
Despegar.com Corp. - Argentina (a)	23,000	411,470
Lyft, Inc. - Class A (a)	26,250	455,700
Meta Platforms, Inc. - Class A	1,700	976,344
Sea Ltd. - Singapore - ADR (a)	5,000	569,000
		3,244,074
Media - 2.67%
Walt Disney Co.	4,500	528,615

Semiconductors - 4.18%
NVIDIA Corp.	6,000	829,500

Software - 13.93%
DocuSign, Inc. (a)	10,850	864,637
Electronic Arts, Inc.	2,000	327,340
Oracle Corp	3,500	646,940
Take-Two Interactive Software, Inc. (a)	2,000	376,760
Yalla Group Ltd. - UAE - ADR (a)	125,000	547,500
		2,763,177
Telecommunications - 3.63%
Cisco Systems, Inc.	5,000	296,050
VEON Ltd. - Netherlands - ADR (a)	12,500	424,000
		720,050

TOTAL COMMON STOCK (Cost $12,083,125)		13,819,465

PREFERRED STOCK - 2.64%

Banks - 2.64%
United Community Banks, Inc., 6.875% - Series I (b) (d)	21,000	522,900

TOTAL PREFERRED STOCK (Cost $529,751)		522,900

M3SIXTY INCOME AND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
November 30, 2024	ANNUAL REPORT

GOVERNMENT BONDS - 5.05%	Principal	Value

U.S. Treasury Note, 4.750% due 07/31/2025 (b)	$1,000,000	$1,001,844

TOTAL GOVERNMENT BONDS (Cost $999,301)		1,001,844

EXCHANGE-TRADED FUNDS - 18.93%	Shares

Alternative Funds - 5.08%	5,000	179,400
Fidelity Ethereum Fund (a)	9,750	827,872
Fidelity Wise Origin Bitcoin Fund (a)		1,007,272

Commodity Funds - 6.53%
iShares Silver Trust (a)	20,003	558,484
SPDR Gold Shares (a)	3,000	736,770
		1,295,254
Equity Funds - 7.32%
ProShares Short S&P500	16,000	669,120
ProShares UltraPro Short QQQ	24,000	781,920
		1,451,040

TOTAL EXCHANGE-TRADED FUNDS (Cost $3,454,361)		3,753,566

SHORT-TERM INVESTMENTS - 5.15%
Federated Hermes Government Obligations Fund - Institutional Shares, 4.50% (c)	1,021,780	1,021,780

SHORT-TERM INVESTMENTS (Cost $1,021,780)		1,021,780

INVESTMENTS AT VALUE (Cost $18,088,318) - 101.44%		$20,119,555

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (1.44%)		(284,795)

NET ASSETS - 100.00%		$19,834,760

Percentages are stated as a percent of net assets.

(a)   Non-income producing security.

(b)   All or a portion of the security is segregated as collateral for anticipated short positions/holdings as opportunities present themselves from a portfolio construction and risk mitigation/hedging perspective.

(c)   Rate shown represents the 7-day effective yield at November 30, 2024, is subject to change and resets daily.

(d)   As of September 1, 2024, United Community Banks, Inc. (Series I) is no longer considered an affiliated entity and has been reclassified accordingly.

The following abbreviations are used in this portfolio:

ADR - American Depositary Receipt

Ltd. - Limited

PLC - Public Limited Company

SPDR - Standard & Poor’s Depositary Receipts

UAE - United Arab Emirates

The accompanying notes are an integral part of these financial statements.

M3SIXTY INCOME AND OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2024	ANNUAL REPORT

Assets:

Investments, at cost	$18,088,318
Investments, at value	20,119,555
Receivables:
Interest	19,942
Dividends	14,317
Investment securities sold	756,296
Prepaid expenses	8,080
Total assets	20,918,190

Liabilities:
Payables:
Investment securities purchased	1,051,557
Due to adviser	16,643
Due to administrator	9,810
Accrued expenses	3,689
Accrued Trustee fees	1,454
Accrued distribution (12b-1) fees	277
Total liabilities	1,083,430
Net Assets	$19,834,760

Sources of Net Assets:
Paid-in capital	$16,968,361
Total distributable earnings	2,866,399
Total Net Assets	$19,834,760

Class A Shares:
Net Assets	$64,197
Shares Outstanding (Unlimited shares of $0 par value beneficial interest authorized)	5,118
Net Asset Value Per Share	$12.54

Maximum Offering Price Per Share (a)	$13.27

Minimum Redemption Price Per Share (b)	$12.41

Institutional Class Shares:
Net Assets	$19,770,563
Shares Outstanding (Unlimited shares of $0 par value beneficial interest authorized)	1,537,044
Net Asset Value, Offering and Redemption Price Per Share	$12.86

(a) A maximum sales charge of 5.50% is imposed on Class A shares.

(b) Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed within one year from the date of purchase.

The accompanying notes are an integral part of these financial statements.

M3SIXTY INCOME AND OPPORTUNITY FUND
STATEMENT OF OPERATIONS	ANNUAL REPORT

For the
Year Ended
November 30, 2024

Investment income:
Dividends (net of foreign withholding taxes of $1,640)	$145,389
Dividends from affiliates (Note 10)	27,071
Interest	143,059
Total investment income	315,519

Expenses:
Management fees (Note 6)	230,403
Distribution (12b-1) fees - Class A (Note 6)	143
Accounting and transfer agent fees and expenses (Note 6)	104,102
Interest expense	38,053
Reports to shareholders	23,908
Legal fees	20,182
Trustee fees and expenses	16,983
Audit fees	14,000
Miscellaneous	13,358
Compliance officer fees (Note 6)	10,772
Pricing fees	10,678
Custodian fees	10,067
Insurance	6,158
Registration and filing fees	1,048
Total expenses	499,855
Less: fees waived (Note 6)	(102,230)
Net expenses	397,625

Net investment loss	(82,106)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated Investments	1,498,790
Options purchased	467,223
Options written	80,030
Securities sold short	(461,823)
Net realized gain on investments, options written and securities sold short	1,584,220

Net change in unrealized appreciation (depreciation) on:
Unaffiliated Investments	2,087,822
Affiliated Investments	62,711
Options purchased	231,835
Options written	(6,677)
Securities sold short	9,691
Net change in unrealized appreciation on investments, options written and securities sold short	2,385,382

Net realized and unrealized gain on investments, options written and securities sold short	3,969,602

Net increase in net assets resulting from operations	$3,887,496

The accompanying notes are an integral part of these financial statements.

M3SIXTY INCOME AND OPPORTUNITY FUND
STATEMENTS OF CHANGES IN NET ASSETS	ANNUAL REPORT

	For the	For the
	Year Ended	Year Ended
	November 30, 2024	November 30, 2023
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$(82,106)	$39,071
Net realized gain on investments, options written and securities sold short	1,584,220	321,881
Net change in unrealized appreciation on investments, options written and securities sold short	2,385,382	107,557
Net increase in net assets resulting from operations	3,887,496	468,509

Capital share transactions (Note 4):
Increase (decrease) in net assets from capital share transactions	(1,792,354)	238,141

Increase in net assets	2,095,142	706,650

Net Assets:
Beginning of year	17,739,618	17,032,968

End of year	$19,834,760	$17,739,618

The accompanying notes are an integral part of these financial statements.

M3SIXTY INCOME AND OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS	ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the year indicated.

	Class A

	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	November 30, 2024	November 30, 2023	November 30, 2022		November 30, 2021	November 30, 2020

Net Asset Value, Beginning of Year	$10.18	$9.91	$10.96		$11.19	$10.71

Investment Operations:
Net investment Income (loss) (a)	(0.08)	0.01	(0.10)		(0.18)	(0.15)
Net realized and unrealized gains (losses) on investments, options written and securities sold short	2.44	0.26	(0.32)		0.58	1.05
Total from investment operations	2.36	0.27	(0.42)		0.40	0.90

Distributions:
From net realized capital gains	—	—	(0.63)		(0.63)	(0.42)
Total distributions	—	—	(0.63)		(0.63)	(0.42)

Net Asset Value, End of Year	$12.54	$10.18	$9.91		$10.96 (d)	$11.19

Total Return (b)	23.18%	2.72%	(3.94)%		3.57%	8.68%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$64	$52	$158		$82	$83

Ratios of expenses to average net assets:
Before fees waived and expenses absorbed (c)	2.96%	2.97%	3.01%		2.62%	3.29%
After fees waived and expenses absorbed (c)	2.41%	2.22%	2.44%		2.35%	2.35%

Ratios of net investment income (loss):
Before fees waived and expenses absorbed (c)	(1.25)%	(0.75)%	(1.68)%		(1.77)%	(2.35)%
After fees waived and expenses absorbed (c)	(0.70)%	0.00%	(1.11)%		(1.50)%	(1.41)%

Portfolio turnover rate	487.35%	739.85%	1194.80	%(e)	395.29%	271.84%

(a)	Net investment loss per share is based on average shares outstanding.
(b)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and does not reflect the impact of sales charges.
(c)	The ratios include 0.21% of interest expense and 0.00% of dividend expense for the year ended November 30, 2024, 0.02% of interest expense and 0.00% of dividend expense for the year ended November 30, 2023, 0.16% of interest expense and 0.08% of dividend expense during the year ended November 30, 2022, 0.13% of interest expense and 0.02% of dividend expense during the year ended November 30, 2021 and 0.15% of interest expense during the year ended November 30, 2020.
(d)	The Net Asset Value ("NAV") differs from the traded NAV on November 30, 2021 due to financial statement adjustments.
(e)	The increase in portfolio turnover for the year ended November 30, 2022 was the result of certain market conditions occurring throughout the year which led to more active trading by the portfolio manager.

The accompanying notes are an integral part of these financial statements.

M3SIXTY INCOME AND OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS	ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the year indicated.

	Institutional Class

	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	November 30, 2024	November 30, 2023	November 30, 2022		November 30, 2021	November 30, 2020

Net Asset Value, Beginning of Year	$10.42	$10.11	$11.14		$11.34	$10.82

Investment Operations:
Net investment income (loss) (a)	(0.05)	0.02	(0.08)		(0.15)	(0.12)
Net realized and unrealized gains (losses) on investments, options written and securities sold short	2.49	0.29	(0.32)		0.58	1.06
Total from investment operations	2.44	0.31	(0.40)		0.43	0.94

Distributions:
From net realized capital gains	—	—	(0.63)		(0.63)	(0.42)
Total distributions	—	—	(0.63)		(0.63)	(0.42)

Net Asset Value, End of Year	$12.86	$10.42 (d)	$10.11		$11.14 (d)	$11.34

Total Return (b)	23.42%	3.07%	(3.68)%		3.79%	8.97%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$19,771	$17,687	$16,875		$23,418	$17,999

Ratios of expenses to average net assets:
Before fees waived and expenses absorbed (c)	2.71%	2.72%	2.76%		2.37%	3.04%
After fees waived and expenses absorbed (c)	2.16%	1.97%	2.19%		2.10%	2.10%

Ratios of net investment income (loss):
Before fees waived and expenses absorbed (c)	(1.00)%	(0.50)%	(1.43)%		(1.52)%	(2.10)%
After fees waived and expenses absorbed (c)	(0.45)%	0.25%	(0.86)%		(1.25)%	(1.16)%

Portfolio turnover rate	487.35%	739.85%	1194.80	%(e)	395.29%	271.84%

(a)	Net investment loss per share is based on average shares outstanding.
(b)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and does not reflect the impact of sales charges.
(c)	The ratios include 0.21% of interest expense and 0.00% of dividend expense for the year ended November 30, 2024, 0.02% of interest expense and 0.00% of dividend expense for the year ended November 30, 2023, 0.16% of interest expense and 0.08% of dividend expense during the year ended November 30, 2022, 0.13% of interest expense and 0.02% of dividend expense during the year ended November 30, 2021 and 0.15% of interest expense during the year ended November 30, 2020.
(d)	The NAV differs from the traded NAV on November 30, 2023 and November 30, 2021 due to financial statement adjustments.
(e)	The increase in portfolio turnover for the year ended November 30, 2022 was the result of certain market conditions occurring throughout the year which led to more active trading by the portfolio manager.

The accompanying notes are an integral part of these financial statements.

M3Sixty Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2024

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The M3Sixty Income and Opportunity Fund (the “Fund”), (formerly, FinTrust Income and Opportunity Fund), is a series of 360 Funds (the “Trust”). The Trust was organized on February 24, 2005 as a Delaware statutory trust, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  Previously classified as non-diversified, the Fund has transitioned to diversified status, having met the requirements under the Investment Company Act of 1940 for three consecutive years. The Fund’s investment objective is total return comprised of income and capital appreciation.

FinTrust Capital Advisors, LLC (“FinTrust”) served as the Fund’s investment adviser through August 31, 2024. At the Board of Trustees (the “Board”) meeting held on July 31, 2024 (the “Meeting”), the Board was notified that another investment adviser was acquiring FinTrust and the transaction’s closing date was on August 31, 2024 (the “Closing Date”). The investment advisory agreement was approved at the August 8, 2024 regular meeting of the Board. Upon closing, the Investment Advisory Agreement between the Fund and FinTrust would terminate due to a change in control of FinTrust that resulted in the assignment of the Investment Advisory Agreement under federal securities laws. FinTrust recommended that M3Sixty Capital, LLC (“the Adviser”) take over management of the Fund under a new investment advisory agreement, effective on the Closing Date, or that the Fund be liquidated on that date. The Board considered the Fund’s options and voted unanimously to approve an investment advisory agreement (the “New Agreement”) with M3Sixty Capital, LLC, subject to shareholder approval. At a special meeting of shareholders held on August 30, 2024, shareholders voted to approve the Adviser to serve as investment adviser to the Fund.

The Fund offers two classes of shares: Class A and Institutional Class. Each class of shares commenced operations on January 21, 2016. Each class differs as to sales and redemption charges and ongoing fees. Income and expenses (other than class specific), and realized/unrealized gains or losses are allocated to each class based on their relative NAV. Each class represents an ownership interest in the same investment portfolio and has equal voting rights.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

a)            Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 2.

b)           Options – The Fund uses an option strategy in an effort to limit market exposure and volatility. The extent of option selling will depend upon market conditions and the Adviser’s judgment of the advantages of selling call options on the Fund’s equity investments. The sale of put options generates income for the Fund, but exposes it to the risk of declines in the value of the underlying assets. The risk in purchasing options is limited to the premium paid by the Fund for the options. The sale of call options generates income for the Fund, but may limit the Fund’s participation in equity market gains. The Fund’s investment adviser seeks to reduce the overall volatility of returns for the Fund by managing a portfolio of options. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.

Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. By writing put options on equity securities, the Fund gives up the opportunity to benefit from potential increases in the value of the underlying securities above the strike prices of the written put options, but continues to bear the risk of declines in the value of underlying securities held by the Fund. The Fund will receive a premium from writing a covered call option that it retains whether or not the option is exercised. The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

c)           Exchange-Traded Funds ("ETFs") – The Fund may invest in ETFs. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index. ETFs are traded on a securities exchange based on their market value. An ETF portfolio holds the same stocks or bonds as the index it tracks, so its market price reflects the value of the index at any given time. ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees’ fees, and marketing expenses, and ETF shareholders, such as the Fund, pay their proportionate share of these expenses. Your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses.

M3Sixty Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2024

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d)            Federal Income Taxes – The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

As of and during the year ended November 30, 2024, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax liability as income tax expense in the Statement of Operations. For the year ended November 30 2024, the Fund did not incur any interest or penalties. The Fund identifies its major tax jurisdiction as U.S. Federal.

In addition, accounting principles generally accepted in the United States of America (“GAAP”) requires management of the Fund to analyze all open tax years, as defined by the Internal Revenue Service statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of the year ended November 30, 2024 and for all other open tax years (years ended November 30, 2023, November 30, 2022 and November 30, 2021), the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next 12 months.

e)            Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. GAAP requires that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in capital.

f)             Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g)            Diversified Fund – The Fund is reclassified as a diversified fund. In general, a diversified fund is required to meet specific asset diversification thresholds, generally limiting the percentage of assets that may be invested in a single issuer.  This classification reduces the risk associated with concentrated positions by ensuring a broader allocation of assets across multiple securities and issuers. This transition reflects the Fund's ongoing commitment to managing risk and aligning with its long-term investment objectives.

h)           Sales Charges – A maximum sales charge of 5.50% is imposed on certain purchases of Class A shares. A CDSC is imposed upon certain redemptions of Class A shares purchased at NAV in amounts totaling $1 million if the dealer’s commission was paid by the underwriter and the shares are redeemed within one year from the date of purchase. The CDSC will be paid to the Distributor and will be equal to 1.00% of the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed; or (2) the NAV of such shares at the time of redemption. There were no CDSC Fees paid to the Distributor for the year ended November 30, 2024.

i)             Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis as determined by the Board.

j)             Other – Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities.

M3Sixty Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2024

2.	SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board adopted guidelines for valuing securities and other derivative instruments, including circumstances in which market quotes are not readily available and has delegated authority to the Adviser to apply those guidelines in determining fair value prices, subject to review by the Board.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Trust’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common stock, preferred stock and ETFs) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETFs, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Money market funds – Money market funds are valued at their NAV and are categorized as Level 1.

Derivative instruments – Listed derivatives, including options, that are actively traded, are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Options held by the Fund for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within Level 2 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within Level 2 of the fair value hierarchy.

M3Sixty Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2024

2.	SECURITIES VALUATIONS (continued)

The SEC adopted Rule 2a-5 under the 1940 Act, which established an updated regulatory framework for registered investment company fair valuation practices. Under the rule a greater number of the Fund’s securities may be subject to fair value pricing. The Fund’s fair value policies and procedures and valuation practices were updated to comply with Rule 2a-5. Specifically, the Board designated the Adviser as the Fund’s “Valuation Designee” to make fair value determinations. The Adviser acts through its Rule 2a-5 Committee (the “Valuation Committee”) in accordance with the Trust’s and the Adviser’s policies and procedures (collectively, the “Valuation Procedures”). While fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination, fair value represents only a good faith approximation of the value of an asset or liability.

The Fund’s policies regarding fair value pricing are intended to result in a calculation of a Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s fair value price may differ from the price next available for that portfolio security using a Fund’s normal pricing procedure, and may differ substantially from the price at which the portfolio security may ultimately be traded or sold. If such fair value price differs from the price that would have been determined using a Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security was priced using a Fund’s normal pricing procedures. The performance of a Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using a Fund’s normal pricing procedures.

Pursuant to policies adopted by the Board, the Valuation Designee reports all fair valued securities to the Board at least quarterly. The Board monitors and evaluates the Fund’s use of fair value pricing. These securities will be categorized as Level 3 securities.

The following tables summarize the inputs used to value the Fund’s assets and liabilities measured at fair value as of November 30, 2024.

Financial Instruments – Assets

Security Classification (1)	Level 1	Level 2	Level 3	Totals
Common Stock (2)	$13,819,465	$—	$—	$13,819,465
Preferred Stock (2)	522,900	—	—	522,900
Exchange-Traded Funds (2)	3,753,566	—	—	3,753,566
Government Bonds	—	1,001,844	—	1,001,844
Short-Term Investments	1,021,780	—	—	1,021,780
Total Assets	$19,117,711	$1,001,844	$—	$20,119,555

(1)       As of and for the year ended November 30, 2024, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(2)      All common stock, ETFs and preferred stock held in the Fund are Level 1 securities. For a detailed break-out of common stock and preferred stock by industry and ETFs by investment type, please refer to the Schedule of Investments.

M3Sixty Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2024

3.	DERIVATIVE TRANSACTIONS

Realized and unrealized gains and losses on derivatives contracts entered into by the Fund for the year ended November 30, 2024, are recorded in the following locations in the Statement of Operations:

Net change in unrealized appreciation (depreciation) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$(52,961)
Put options purchased	Unaffiliated Investments	284,796
Call options written	Options written	(6,677)
		$225,158

Net realized gain (loss) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$1,151,052
Put options purchased	Unaffiliated Investments	(683,829)
Call options written	Options written	59,135
Put options written	Options written	20,895
		$547,253

For the year ended November 30, 2024, the average month-end notional value of purchased and written option contracts for the Fund was $17,350,328 and ($326,577), respectively. The primary risk category for all open options positions during the period was equity risk.

4.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the year ended November 30, 2024, were as follows:

	Sold	Redeemed	Reinvested	Net Increase / (Decrease)
Class A
Shares	—	—	—	—
Value	$—	$—	$—	$—
Institutional Class
Shares	25,637	(186,566)	—	(160,929)
Value	$285,909	$(2,078,263)	$—	$(1,792,354)

Transactions in shares of capital stock for the year ended November 30, 2023, were as follows:

	Sold	Redeemed	Reinvested	Net Increase / (Decrease)
Class A
Shares	—	(10,859)	—	(10,859)
Value	$—	$(107,290)	$—	$(107,290)
Institutional Class
Shares	238,572	(209,787)	—	28,785
Value	$2,367,474	$(2,022,043)	$—	$345,431

M3Sixty Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2024

5.	INVESTMENT TRANSACTIONS

For the year ended November 30, 2024, aggregate purchases and sales of investment securities (excluding short-term investments and U.S. Government securities) for the Fund were as follows:

Purchases	Sales
$80,385,067	$81,219,671

There were no purchases or sales of U.S. Government securities during the year ended November 30, 2024.

6.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Prior to August 31, 2024, the Fund had entered into an Investment Advisory Agreement (the “Advisory Agreement”) with FinTrust. Pursuant to the Advisory Agreement, FinTrust managed the operations of the Fund and managed the Fund’s investments in accordance with the stated policies of the Fund. As compensation for the investment advisory services provided to the Fund, FinTrust received a monthly management fee equal to an annual rate of 1.25% of the Fund’s net assets, less any fee waivers. FinTrust was replaced as investment adviser to the Fund effective September 1, 2024. For the period from December 1, 2023 through August 31, 2024, FinTrust earned $171,878 of management fees.

Prior to August 31, 2024, FinTrust had entered into an Expense Limitation Agreement with the Fund under which it had agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limited the Fund’s annual operating expenses (excluding interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to not more than 1.95% of the Fund’s average daily net assets. The Expense Limitation Agreement with FinTrust was terminated on August 31, 2024. For the period from December 1, 2023 through August 31, 2024, FinTrust waived advisory fees of $81,031.

Effective September 1, 2024, the Fund has entered into a New Agreement with the Adviser. Pursuant to the New Agreement, the Adviser manages the operations of the Fund and manages the Fund’s investments in accordance with the stated policies of the Fund. As compensation for the investment advisory services provided to the Fund, the Adviser will receive a monthly management fee equal to an annual rate of 1.25% of the Fund’s net assets, less any fee waivers. For the period from September 1, 2024 through November 30, 2024, the Adviser earned $58,525 of management fees.

Effective September 1, 2024, the Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (excluding interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to not more than 1.95% of the Fund’s average daily net assets. For the period from September 1, 2024 through November 30, 2024, the Adviser waived advisory fees of $21,199. The current contractual agreement cannot be terminated before March 31, 2026, without the Board’s approval.

Subject to approval by the Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within the three years following the month in which such waiver or reimbursement occurred, if the Fund can make the payment without exceeding the 1.95% expense limit. Effective September 1, 2024, FinTrust is no longer entitled to reimbursement of any waived fees. The cumulative reimbursable amount of fees waived by the Adviser is $21,199 which can be recouped no later than November 30, 2027.

The Fund has entered into an Investment Company Services Agreement (“ICSA”) with M3Sixty Administration, LLC (“M3Sixty”). Pursuant to the ICSA, M3Sixty will provide daily operational services to the Fund including, but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Fund’s portfolio securities; (d) pricing the Fund’s shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Fund’s legal compliance; (j) maintaining shareholder account records.

M3Sixty Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2024

6.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

For the year ended November 30, 2024, M3Sixty earned $104,102, including out of pocket expenses, pursuant to the ICSA.

The Fund has also entered into a Chief Compliance Officer Service Agreement (“CCO Agreement”) with M3Sixty. Pursuant to the CCO Agreement, M3Sixty agrees to provide a Chief Compliance Officer (“CCO”), as described in Rule 38a-1 of the 1940 Act, to the Fund for the year and on the terms and conditions set forth in the CCO Agreement.

For the year ended November 30, 2024, M3Sixty earned $10,772 of fees pursuant to the CCO Agreement.

Certain officers and the interested Trustee of the Trust are also employees or officers of M3Sixty and the Adviser.

The Fund has entered into a Distribution Agreement with Matrix 360 Distributors, LLC (“Matrix 360”) or the “Distributor”). Pursuant to the Distribution Agreement, the Distributor provides distribution services to the Fund. The Distributor serves as the principal underwriter of the Fund. Matrix 360 may receive commissions from the sale of Class A shares. During the year ended November 30, 2024, no commissions were paid to the Distributor. Matrix 360 is an affiliate of M3Sixty.

The Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act for its Class A shares. The Fund may expend up to 0.25% for Class A shares of the Fund’s average daily net assets annually to pay for any activity primarily intended to result in the sale of shares of the Fund and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made.

The Plan for the Class A shares of the Fund took effect January 21, 2016. For the year ended November 30, 2024, the Fund accrued $143 in 12b-1 expenses attributable to Class A shares.

7. TAX MATTERS

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments, including written options and securities sold short, at November 30, 2024 were as follows:

Cost	Gross Appreciation	Gross Depreciation	Net Appreciation
$18,161,357	$2,165,742	$(207,544)	$1,958,198

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

The Fund’s tax basis distributable earnings are determined at the end of each fiscal year. The tax character of distributable earnings (deficit) at November 30, 2024, the Fund’s most recent fiscal year end, is as follows:

Unrealized Appreciation	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carry Forwards	Post-October Loss and Late Year Loss	Other Book/Tax Differences	Total Distributable Earnings
$1,958,198	$908,201	$—	$—	$—	$—	$2,866,399

Under current tax law, net capital losses realized after November 30th and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year. As of November 30, 2024, the Fund had no post-November capital losses or post-December losses to defer.

In accordance with accounting pronouncements, the Fund may record reclassifications in the capital accounts. These reclassifications have no impact on the NAV of the Fund and are designed generally to present distributable earnings on a tax basis which is considered to be more informative to the shareholder. Permanent book and tax differences, primarily attributable to the reclassifications of net investment losses and distributions to paid-in-capital, resulted in reclassifications for the year ended November 30, 2024, as follows:

Distributable Earnings	Paid-in Capital
$54	$(54)

M3Sixty Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2024

7.	TAX MATTERS (continued)

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term. As of November 30, 2024, the Fund had no non-expiring short-term capital loss carryforwards or non-expiring long-term capital loss carryforwards for federal income tax purposes available to offset future capital gains.

For the year ended November 30, 2024, the Fund distributed no ordinary income or long-term capital gains.

For the year ended November 30, 2023, the Fund distributed no ordinary income or long-term capital gains.

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of November 30, 2024, Charles Schwab and Co., Inc. held 61.02% and National Financial Services, LLC held 38.65% of the Fund’s shares in omnibus accounts for the sole benefit of their customers. The Trust does not know whether any of the underlying beneficial shareholders of the omnibus accounts held by Charles Schwab and Co., Inc. or National Financial Services, LLC own more than 25% of the voting securities of the Fund.

9.	COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Trust may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

10.	INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities or is of common management. As of September 1, 2024, when the Fund entered into the New Agreement with the Adviser, United Community Banks, Inc. (Series I) is no longer considered an affiliated entity and has been reclassified accordingly.

Transactions with affiliated companies during the year ended November 30, 2024 were as follows:

	Value as of November 30, 2023	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Purchases	Reclassified	Value as of November 30, 2024	Income earned
UCB/PI	$467,040	$—	$62,711	$—	$(529,751	$—	$27,070
Total	$467,040	$—	$62,711	$—	$(529,751	$—	$27,070

11.	SUBSEQUENT EVENTS

On December 20, 2024 the Fund distributed $908,201 in ordinary income.

In accordance with GAAP, management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

12.	NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In September 2023, the SEC adopted a final rule relating to “Names Rule” under the 1940 Act. The amendments expanded the rule to require more funds to adopt an 80 percent investment policy, including funds with names suggesting a focus in investments with particular characteristics (e.g., growth or value) or with terms that reference a thematic investment focus (e.g., environmental, social, or governance factors). The amendments required that a fund review its name for compliance with the rule. If needed, a fund may need to adopt an 80 percent investment policy and review its portfolio assets’ treatment under such policy at least quarterly. The rule also requires additional prospectus disclosure and reporting and record keeping requirements. Depending on the size of the fund, the rule will take effect about 24 to 36 months after its publication date. For funds with less than $1 billion in net assets, such as the Fund, the compliance date is June 11, 2026. Management has evaluated the amendments and determined that they do not require the Fund to make changes to its name or investment strategies.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of

M3Sixty Income and Opportunity Fund and the

Board of Trustees of 360 Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of M3Sixty Income and Opportunity Fund (the “Fund”), a series of series of 360 Funds (the “Trust”), including the schedule of investments, as of November 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2024, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets for the year ended November 30, 2022 and the financial highlights for each of the three years in the period ended November 30, 2022, have been audited by other auditors, whose report dated January 27, 2023 expressed unqualified opinions on such statement and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the Funds in the Trust since 2023.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

January 29, 2025

M3Sixty Income and Opportunity Fund	ANNUAL REPORT

OTHER INFORMATION

November 30, 2024 (Unaudited)

The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-244-6235; and on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 months ended June 30th is available without charge, upon request, by calling 1-877-244-6235; and on the SEC’s website at http://www.sec.gov.

Shareholder Tax Information - The Fund is required to advise you within 60 days of the Fund’s fiscal year end regarding the federal tax status of distributions received by shareholders during the fiscal year. The Fund had no ordinary income or long-term capital gain distributions during the year ended November 30, 2024.

Tax information is reported from the Fund’s fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2025 to determine the calendar year amounts to be included on their 2024 tax returns. Shareholders should consult their own tax advisors.

M3Sixty Income and Opportunity Fund	ANNUAL REPORT

OTHER INFORMATION

November 30, 2024

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS (Unaudited)

The Trustees are responsible for the management and supervision of the Fund. The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund, review performance of the Fund, and oversee activities of the Fund. The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling (877) 244-6235.

Trustees and Officers.  Following are the Trustees and Officers of the Trust and their year of birth, their present position with the Trust or the Funds, and their principal occupation during the past five years. Each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table. The address of each Trustee and Officer is 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205.

Name and Year of Birth (“YOB”)	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Tom M. Wirtshafter YOB : 1954	Trustee, Audit Committee Chair	Since 2011	Retired (2024-present); Senior Vice President, American Portfolios Financial Services, (broker-dealer), American Portfolios Advisors (investment advisor) (2009–2024)	Eight	None
Steven D. Poppen YOB : 1968	Trustee, Nominating and Corporate Governance Committee Chair	Since 2018	Executive Vice President and Chief Business Administration Officer, Minnesota Vikings (professional sports organization) (1999–present); Executive Vice President and Chief Financial Officer, MV Ventures, LLC (real estate developer) (2016-present)	Eight	IDX Funds (2015 –2021); FNEX Ventures (2018-2020)
Thomas J. Schmidt YOB: 1963	Trustee and Independent Chair	Since 2018 Since 2022	Principal, Tom Schmidt & Associates Consulting, LLC (financial services consulting practice) (2015–present)	Eight	Lind Capital Partners Municipal Credit Income Fund (2021–present); FNEX Ventures (2018-2020)
Interested Trustee*
Randall K. Linscott YOB: 1971	Trustee and President	Since 2013	Chief Executive Officer, M3Sixty Administration, LLC (2013–present); Chairman, M3Sixty Capital, LLC (investment advisor) (2023-present)	Eight	IDX Funds (2015 - 2021)

* The Interested Trustee is an Interested Trustee because he is an officer and principal owner of M3Sixty and a principal at the Adviser.

M3Sixty Income and Opportunity Fund	ANNUAL REPORT

OTHER INFORMATION

November 30, 2024

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS – (Unaudited) (continued)

Name and Year of Birth (“YOB”)	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Officers
Gary W. DiCenzo YOB: 1962	Vice President	Since 2024	Chief Executive Officer, M3Sixty Capital, LLC (2023-present); Partner, Cognios Capital (investment management firm) (2015-2020); Founder, IMC Group, LLC (2010-2022)	N/A	360 Funds Trust (2014–2022); FNEX Ventures (2018–2020); Volt ETF Trust (2021-2022)
Richard Yates YOB: 1965	Chief Compliance Officer and Secretary	Since 2021	President, M3Sixty Enterprises, LLC (2024-present); Chief Legal Officer and Chief Compliance Officer, M3Sixty Capital, LLC (2023-present); Of Counsel, McElroy Deutsch (2020–2024); Head of Compliance and Chief Legal Counsel, M3Sixty Administration, LLC (2021–present); Chief Compliance Officer and Secretary, IDX Funds (2021–2022)	N/A	N/A
Larry E. Beaver, Jr. YOB: 1969	Treasurer	Since 2021	Head of Operations, M3Sixty Administration, LLC (2021-present); Fund Accounting, Administration and Tax Officer, M3Sixty Administration, LLC (2017–2021); Treasurer, Tactical Investment Series Trust (2022-present); Assistant Treasurer, 360 Funds Trust (2017–2021); Chief Accounting Officer, Amidex Funds, Inc. (2003–2020); Assistant Treasurer, IDX Funds (2017–2021; Assistant Treasurer, WP Funds Trust (2017–2021)	N/A	N/A
Tim Easton YOB: 1968	Anti-Money Laundering (“AML”) Officer	Since 2024	Chief Operating Officer, Matrix 360 Distributors, LLC (2024–present); Head of Transfer Agency, M3Sixty Administration, LLC (2022–present); Self Employed (2020–2022); Head of Sales, M3Sixty Administration, LLC (2019–2020)	N/A	N/A

360 FUNDS

4300 Shawnee Mission Parkway

Suite 100

Fairway, KS 66205

INVESTMENT ADVISER

M3Sixty Capital, LLC

4300 Shawnee Mission Parkway

Suite 100

Fairway, KS 66205

ADMINISTRATOR & TRANSFER AGENT

M3Sixty Administration, LLC

4300 Shawnee Mission Parkway

Suite 100

Fairway, KS 66205

DISTRIBUTOR

Matrix 360 Distributors, LLC

4300 Shawnee Mission Parkway

Suite 100

Fairway, KS 66205

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker, LLP

Two Liberty Place

50 South 16th Street

Suite 2900

Philadelphia, PA 19102-2529

LEGAL COUNSEL

FinTech Law, LLC

6224 Turpin Hills Dr.

Cincinnati, Ohio 45244

CUSTODIAN BANK

Fifth Third Bank

Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

There were no changes in or disagreements with Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures during the year ended November 30, 2024.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

On August 30, 2024, a Special Meeting of Shareholders of the Trust (the “Special Meeting”) was held for the purpose of voting on the following proposals:

Proposal 1: To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser.

Proposal 2: To transact such other business as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

The total number of shares of the Fund present, in person or by proxy, represented approximately 89.91% of the Fund’s shares entitled to vote at the Special Meeting. The shareholders of the Fund voted to approve Proposal 1 and Proposal 2. The votes cast by the Fund’s shareholders with respect to Proposal 1 and Proposal 2 were as follows:

	For	Against	Abstain
Proposal 1	1,427,572	—	—
Proposal 2	1,427,572	—	—

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Trustee fees paid by the Funds are within Item 7. Statements of Operations as Trustee fees and expenses.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

At a meeting held on August 8, 2024 (the “Meeting”), the Board considered the approval of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and M3Sixty Capital, LLC (the “Adviser” or “M3Sixty Capital”) for the M3Sixty Income and Opportunity Fund (formerly, the FinTrust Income and Opportunity Fund) (the “Income and Opportunity Fund” or the “Fund”).

Legal counsel (“Counsel”) reviewed with the Board a memorandum that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreement between the Trust and the Adviser concerning the Fund. Counsel discussed with the Trustees the types of information and factors that they should consider to make an informed decision regarding the approval of the Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its management of the Fund; (iv) the extent to which economies of scale benefit shareholders; and (v) the Adviser’s practices regarding possible conflicts of interest, including its contemplated brokerage practices, and other benefits derived by the Adviser (collectively, the “Material Factors”).

The Board considered information provided explicitly during the approval process to assess these factors and reach its decision. The Board requested and was provided with (or had access to) information and reports relevant to the approval of the Advisory Agreement, including: (i) information regarding the services and support provided to the Fund and its shareholders by the Adviser and the Adviser’s services to other funds in the Trust; (ii) quarterly assessments of the investment performance of the Fund from the Adviser’s portfolio management team; (iii) periodic commentary on the reasons for the performance by the team; (iv) presentations by the Fund’s management addressing the Adviser’s investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Fund and the Adviser; (vi) disclosure information contained in the registration statement for the Fund and the Adviser’s Form ADV; and (vii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreement, including the Material Factors set forth above and the types of information included in each factor that should be considered by the Board to make an informed decision.

The Board also reviewed various information provided by the Adviser, including (i) industry data comparing advisory fees and expense ratios of comparable investment companies and other products; (ii) comparative performance information; (iii) the Adviser’s estimated revenues, costs, and profitability of providing services to the Fund; and (iv) information about the Adviser’s personnel. The Board did not identify any information that was most relevant to its consideration in approving the Advisory Agreement, and each Trustee may have afforded different weights to the various factors. In addition, the Board had an extensive discussion with the Adviser regarding the matters discussed below.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract (continued)

(1)       The nature, extent, and quality of the services to be provided by the Adviser.

The Board considered the Adviser’s responsibilities under the Advisory Agreement. The Board reviewed the services to be provided by the Adviser to the Fund, including its processes for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; its coordination of services for the Fund among the Fund’s service providers; and its plans to promote Fund, grow assets, and assist in the distribution of the Fund’s shares. The Board considered the Adviser’s staffing, personnel, and operating methods, the education and experience of its staff, and its compliance program, policies, and procedures. Specifically, the Board noted that the services provided by the Adviser to the Fund under the Advisory Agreement are expected to be the same as under the current investment advisory agreement and that the Adviser plans to hire a member of current advisor’s management team to provide continuity. After reviewing the preceding and further information from the Adviser, the Board concluded that the nature, extent, and quality of the Adviser’s services were satisfactory and adequate.

(2)       The Investment Performance of the Fund and the Adviser.

The Board noted that the Adviser is currently managing another fund in the Trust using a sub-adviser to manage the portfolio. The Board noted that the Adviser has one fund in operation with the Trust, another fund currently going through the registration process, and it will manage the Fund’s portfolio directly. The Board considered the Adviser’s current portfolio management team. It was noted that a member of Fund’s current management team is expected to join the Adviser as a portfolio manager for the Fund. The Board noted that this additional portfolio manager will help provide some continuity between current adviser and the Adviser. The Board noted that the Adviser has no separate accounts or institutional clients that utilize strategies similar to the Fund’s strategy, but does have experience managing accounts using other strategies. Based on this, the Board concluded that the investment performance information presented for the Fund and the Adviser was satisfactory.

(3)       The costs of the services provided and profits realized by the Adviser from the relationship with the Fund.

The Board considered the Adviser’s staffing, personnel, and methods of operating; its financial condition and level of commitment to the Fund; the Fund’s asset levels; and the Fund’s overall expenses. The Board compared the fees and costs of the Fund (including the management fee) relative to its category as of July 26, 2024.  The Board noted that the advisory fee was equal to the Fund’s category average and median, but its net expense ratio was above them and within a reasonable range. The Board also considered the financial statements of the Adviser and its economic stability and productivity. The Board recognized that the Fund was substantially smaller than the category average and half the size of the median, which affects its net expense ratio. The Trustees noted that the Adviser has entered into an expense limitation agreement according to which it will waive or reduce its fees and assume other expenses of the Fund, if necessary, to limit its annual operating expenses (with industry-standard exceptions) through March 31, 2026. Following this analysis, further consideration, and discussion of the preceding, the Board concluded that the Fund’s management fee to be paid to the Adviser was fair and reasonable.

The Board reviewed the Adviser’s estimated profitability analysis for the Fund and noted that the Adviser was not expected to receive any profits over the next two years. Following this comparison and further consideration and discussion of the preceding, the Board concluded that the Adviser’s expected profits were fair and reasonable.

(4)	The extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of shareholders.

The Board considered the Fund’s proposed fee arrangements with the Adviser.  The Trustees determined that although the management fee would stay the same as asset levels increased, the Fund’s shareholders would benefit from the expense limitation arrangement.  The Board noted that while a breakpoint schedule in an advisory agreement would be beneficial, such a feature only had benefits if the Fund’s assets were enough to realize the effect of the breakpoint.  The Trustees noted that lower expenses for the Fund’s shareholders are realized immediately with the expense limitation arrangements with the Adviser. The Board also noted that the Fund would benefit from economies of scale under its agreements with some of its service providers other than the Adviser as fees in place with those other service providers were either fixed or semi-fixed. The Board considered the Adviser’s affiliation with the fund administrator, transfer agent, and distributor and agreed to monitor the fee arrangement closely to ensure they reflected an arm’s length negotiation. Following further discussion of the Fund’s asset levels, expectations for growth, and proposed fees, the Board determined that the Fund’s fee arrangement, considering all the facts and circumstances, was fair and reasonable and that the expense limitation arrangement provided savings and protection for the benefit of the shareholders.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract (continued)

(5)       Possible conflicts of interest and benefits derived by the Adviser.

In evaluating the possibility of conflicts of interest, the Board considered such matters as:

●	the experience and ability of the advisory personnel assigned to the Fund;

●	the basis of decisions to buy or sell securities for the Fund;

●	the method for bunching of portfolio securities transactions;

●	the substance and administration of the Codes of Ethics;

●	the Adviser’s affiliation with the Fund’s administrator and distributor; and

●	other relevant policies described in the Adviser’s Form ADV and compliance policies and procedures, such as personal conduct policies, personal trading policies, risk management, and internal controls.

The Board also considered potential benefits to the Adviser in managing the Fund and noted that it would benefit from having additional products to sell and distribute to investors. The Board also considered that the Adviser’s affiliates would benefit from and be compensated for providing services to the Fund. The Board noted that the Adviser represented that it does not anticipate utilizing soft dollars or commission recapture with the Fund. Following further consideration and discussion, the Board indicated that the Adviser’s standards and practices for identifying and mitigating potential conflicts of interest and the benefits of managing the Fund were satisfactory.

After additional consideration and discussion among the Trustees, the Board determined that the compensation payable under the Advisory Agreement for the Fund was fair, reasonable, and within a range of what could have been negotiated at arms-length considering all the surrounding circumstances, and they approved the Advisory Agreement for the Funds.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable as the Fund is an open-end management investment company.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable as the Fund is an open-end management investment company.

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable as the Fund is an open-end management investment company.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable as the Fund is an open-end management investment company.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable

ITEM 19.	EXHIBITS

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

360 Funds

/s/ Randy Linscott
By: Randy Linscott
Principal Executive Officer
Date: February 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ Randy Linscott
By: Randy Linscott
Principal Executive Officer
Date: February 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ Larry E. Beaver, Jr.
By: Larry E. Beaver, Jr.
Treasurer and Principal Financial Officer
Date: February 5, 2025